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                                                                  EXHIBIT 10.22




                   RUDDICK CORPORATION FLEXIBLE DEFERRAL PLAN




                                                      EFFECTIVE AUGUST 16, 2002

                   RUDDICK CORPORATION FLEXIBLE DEFERRAL PLAN


         Effective as of the 16th day of August, 2002, Ruddick Corporation, a corporation duly organized and existing under the laws of the State of North Carolina (the "Controlling Company"), hereby adopts the Ruddick Corporation Flexible Deferral Plan (the "Plan").

                             BACKGROUND AND PURPOSE

         A. GOAL. The Controlling Company desires to provide its designated key management employees (and those of its affiliated and related companies that participate in the Plan) with an opportunity (i) to defer the receipt and income taxation of a portion of such employees' annual base salary and incentive compensation; (ii) to provide such employees with matching contributions with respect to a portion of such deferrals; (iii) to restore the employer contributions that such employees would have been credited with under the Ruddick Employee Stock Ownership Plan if not for certain exclusions from compensation applicable under the terms of such plan; and (iv) to restore the retirement income that such employees would have accrued under the Ruddick Corporation Employees' Pension Plan if not for certain exclusions from compensation applicable under the terms of such plan.

         B. PURPOSE. The purpose of the Plan document is to set forth the terms and conditions pursuant to which these deferrals and contributions may be made and to describe the nature and extent of the employees' rights to such amounts.

         C. TYPE OF PLAN. The Plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.

                             STATEMENT OF AGREEMENT

         To adopt the Plan described above with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions of the Plan as follows:

                   RUDDICK CORPORATION FLEXIBLE DEFERRAL PLAN

                               TABLE OF CONTENTS


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ARTICLE I         DEFINITIONS.....................................................................................1

   1.1      ACCOUNT...............................................................................................1
   1.2      ACTIVE PARTICIPANT....................................................................................1
   1.3      ADJUSTED ESOP COMPENSATION............................................................................1
   1.4      ADJUSTED PENSION COMPENSATION.........................................................................1
   1.5      ADMINISTRATIVE COMMITTEE..............................................................................1
   1.6      AFFILIATE.............................................................................................1
   1.7      BASE SALARY...........................................................................................1
   1.8      BASE SALARY DEFERRAL CONTRIBUTIONS....................................................................2
   1.9      BASE SALARY ELECTION..................................................................................2
   1.10     BENEFICIARY...........................................................................................2
   1.11     BOARD.................................................................................................2
   1.12     CHANGE IN CONTROL.....................................................................................2
   1.13     CODE..................................................................................................4
   1.14     COMPENSATION..........................................................................................4
   1.15     CONTROLLING COMPANY...................................................................................4
   1.16     DEFERRAL CONTRIBUTIONS................................................................................4
   1.17     DISABILITY OR DISABLED................................................................................4
   1.18     EFFECTIVE DATE........................................................................................4
   1.19     ELIGIBLE EMPLOYEE.....................................................................................4
   1.20     ERISA.................................................................................................5
   1.21     FINANCIAL HARDSHIP....................................................................................5
   1.22     FISCAL YEAR...........................................................................................5
   1.23     IN-SERVICE ACCOUNT....................................................................................5
   1.24     IN-SERVICE DISTRIBUTION DATE..........................................................................5
   1.25     INCENTIVE ELECTION....................................................................................5
   1.26     INCENTIVE PAYMENTS....................................................................................5
   1.27     INVESTMENT ELECTION...................................................................................5
   1.28     INVESTMENT FUNDS......................................................................................5
   1.29     MAKE-UP ESOP CONTRIBUTIONS............................................................................5
   1.30     MAKE-UP PENSION CONTRIBUTIONS.........................................................................6
   1.31     MATCHING CONTRIBUTIONS................................................................................6
   1.32     PARTICIPANT...........................................................................................6
   1.33     PARTICIPATING COMPANY.................................................................................6
   1.34     PLAN..................................................................................................6
   1.35     PLAN YEAR.............................................................................................6
   1.36     RETIREMENT OR RETIRED.................................................................................6
   1.37     RETIREMENT ACCOUNT....................................................................................6
   1.38     RUDDICK 401(K) PLAN...................................................................................6
   1.39     RUDDICK CONTROLLED GROUP..............................................................................6
   1.40     RUDDICK ESOP..........................................................................................6
   1.41     RUDDICK PENSION PLAN..................................................................................6
   1.42     SURVIVING SPOUSE......................................................................................7


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
   1.43     TRUST OR TRUST AGREEMENT..............................................................................7
   1.44     TRUST FUND............................................................................................7
   1.45     TRUSTEE...............................................................................................7
   1.46     VALUATION DATE........................................................................................7
   1.47     YEARS OF EMPLOYMENT...................................................................................7

ARTICLE II        ELIGIBILITY AND PARTICIPATION...................................................................8

   2.1      INITIAL ELIGIBILITY REQUIREMENTS......................................................................8
      (a)   Deferral Contributions................................................................................8
      (b)   Matching Contributions................................................................................8
      (c)   Make-Up ESOP Contributions............................................................................8
      (d)   Make-Up Pension Contributions.........................................................................8
   2.2      PROCEDURE FOR ADMISSION...............................................................................8
   2.3      CESSATION OF ELIGIBILITY..............................................................................9
      (a)   Termination of Employment.............................................................................9
      (b)   Failure to Maintain Highly-Compensated Status.........................................................9
      (c)   Removal from Select Group.............................................................................9
      (d)   Inactive Participation................................................................................9

ARTICLE III       PARTICIPANTS' ACCOUNTS; DEFERRALS AND CREDITING................................................10

   3.1      PARTICIPANTS' ACCOUNTS...............................................................................10
      (a)   Establishment of Accounts............................................................................10
      (b)   Nature of Contributions and Accounts.................................................................10
      (c)   Several Liabilities..................................................................................10
      (d)   General Creditors....................................................................................10
   3.2      DEFERRAL CONTRIBUTIONS...............................................................................10
      (a)   General Rule.........................................................................................10
      (b)   Other Deferrals or Deductions........................................................................11
      (c)   Minimum Deferrals....................................................................................11
   3.3      PROCEDURE FOR ELECTIONS..............................................................................11
      (a)   Effective Date.......................................................................................11
      (b)   Term.................................................................................................11
      (c)   Amount...............................................................................................12
      (d)   Revocation...........................................................................................12
      (e)   Incentive Payment Election...........................................................................12
   3.4      CREDITING OF DEFERRAL CONTRIBUTIONS..................................................................13
   3.5      MATCHING CONTRIBUTIONS...............................................................................13
   3.6      MAKE-UP ESOP CONTRIBUTIONS...........................................................................14
   3.7      MAKE-UP PENSION CONTRIBUTIONS........................................................................14
   3.8      DEBITING OF DISTRIBUTIONS............................................................................15
   3.9      CREDITING OF EARNINGS................................................................................15
      (a)   Rate of Return.......................................................................................15
      (b)   Amount Invested......................................................................................15
      (c)   Determination of Amount..............................................................................15
   3.10     VALUE OF ACCOUNT.....................................................................................15
   3.11     VESTING..............................................................................................16
      (a)   Deferral Contributions...............................................................................16
      (b)   Matching Contributions...............................................................................16
      (c)   Make-Up ESOP Contributions...........................................................................16


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
      (d)   Make-Up Pension Contributions........................................................................16
      (e)   Change in Control....................................................................................16
   3.12     NOTICE TO PARTICIPANTS OF ACCOUNT BALANCES...........................................................16
   3.13     GOOD FAITH VALUATION BINDING.........................................................................16
   3.14     ERRORS AND OMISSIONS IN ACCOUNTS.....................................................................16

ARTICLE IV        INVESTMENT FUNDS...............................................................................17

   4.1      SELECTION BY ADMINISTRATIVE COMMITTEE................................................................17
   4.2      PARTICIPANT DIRECTION OF DEEMED INVESTMENTS..........................................................17
      (a)   Nature of Participant Direction......................................................................17
      (b)   Investment of Contributions..........................................................................17
      (c)   Investment of Existing Account Balances..............................................................17
      (d)   Administrative Committee Discretion..................................................................17

ARTICLE V         PAYMENT OF ACCOUNT BALANCES....................................................................18

   5.1      DISTRIBUTIONS SUBACCOUNTS............................................................................18
      (a)   Generally............................................................................................18
      (b)   Make-Up ESOP and Make-Up Pension Contributions.......................................................18
      (c)   Deferral Contributions...............................................................................18
   5.2      RETIREMENT SUBACCOUNT................................................................................18
      (a)   General Rule Concerning Payments.....................................................................18
      (b)   Timing of Distribution...............................................................................18
      (c)   Form of Distribution.................................................................................18
   5.3      IN-SERVICE ACCOUNT...................................................................................19
      (a)   General Rule.........................................................................................19
      (b)   Timing of Distribution...............................................................................19
      (c)   Form of Distribution.................................................................................20
      (d)   Termination of Employment............................................................................20
   5.4      DISABILITY BENEFITS..................................................................................21
      (a)   General Rule Concerning Payments.....................................................................21
      (b)   Timing of Distribution...............................................................................21
      (c)   Form of Distribution.................................................................................21
   5.5      DEATH BENEFITS.......................................................................................22
   5.6      CHANGE IN CONTROL....................................................................................22
   5.7      MANDATORY CASH-OUT...................................................................................22
   5.8      FORM OF ASSETS.......................................................................................22
   5.9      WITHDRAWALS..........................................................................................23
      (a)   Hardship Withdrawals.................................................................................23
      (b)   Immediate Call.......................................................................................23
   5.10     BENEFICIARY DESIGNATION..............................................................................23
      (a)   General..............................................................................................23
      (b)   No Designation or Designee Dead or Missing...........................................................23
      (c)   Multiple Primary Beneficiaries.......................................................................24
      (d)   Forfeiture of Benefits In the Case of Murder or Manslaughter.........................................24
   5.11     OFFSET FOR OBLIGATIONS TO THE COMPANY................................................................24
   5.12     TAXES................................................................................................24

ARTICLE VI        CLAIMS.........................................................................................25

   6.1      CLAIMS...............................................................................................25


                                      iii
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
   6.2      APPEAL...............................................................................................25
   6.3      SATISFACTION OF CLAIMS...............................................................................25

ARTICLE VII       SOURCE OF FUNDS; TRUST.........................................................................26

   7.1      SOURCE OF FUNDS......................................................................................26
   7.2      TRUST................................................................................................26
      (a)   Establishment........................................................................................26
      (b)   Distributions........................................................................................26
      (c)   Status of the Trust..................................................................................26
      (d)   Change in Control....................................................................................26

ARTICLE VIII      ADMINISTRATIVE COMMITTEE.......................................................................27

   8.1      APPOINTMENT OF ADMINISTRATIVE COMMITTEE..............................................................27
      (a)   Administrative Committee.............................................................................27
      (b)   Appointments by Controlling Company..................................................................27
   8.2      ADMINISTRATION GENERALLY.............................................................................27
   8.3      ORGANIZATION OF ADMINISTRATIVE COMMITTEE.............................................................27
   8.4      POWERS AND RESPONSIBILITY OF ADMINISTRATIVE COMMITTEE................................................28
   8.5      RECORDS OF COMMITTEES................................................................................29
      (a)   Notices and Directions...............................................................................29
      (b)   Records of Administrative Committee..................................................................29
   8.6      CONSTRUCTION OF THE PLAN.............................................................................29
   8.7      DIRECTION OF TRUSTEE.................................................................................29
   8.9      INDEMNIFICATION......................................................................................29

ARTICLE IX        AMENDMENT AND TERMINATION......................................................................30

   9.1      AMENDMENTS...........................................................................................30
   9.2      TERMINATION OF PLAN..................................................................................30
   9.3      AUTHORIZATION AND DELEGATION TO THE ADMINISTRATIVE COMMITTEE AND CONTROLLING COMPANY.................30

ARTICLE X         MISCELLANEOUS..................................................................................31

   10.1     TAXATION.............................................................................................31
   10.2     NO EMPLOYMENT CONTRACT...............................................................................31
   10.3     HEADINGS.............................................................................................31
   10.4     GENDER AND NUMBER....................................................................................31
   10.5     ASSIGNMENT OF BENEFITS...............................................................................31
   10.6     LEGALLY INCOMPETENT..................................................................................31
   10.7     GOVERNING LAW........................................................................................32
   10.8     EXCLUSIVE BENEFIT....................................................................................32

EXHIBIT A PARTICIPATING COMPANIES...............................................................................A-1


                                      iv
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                                   ARTICLE I
                                  DEFINITIONS


         For purposes of the Plan, the following terms, when used with an initial capital letter, will have the meaning set forth below unless a different meaning plainly is required by the context.

         1.1 ACCOUNT means, with respect to a Participant or Beneficiary, the total dollar amount or value evidenced by the last balance posted and actually credited in accordance with the terms of the Plan to the account record established for such Participant or Beneficiary. The Administrative Committee, as required by the terms of the Plan and otherwise as it deems necessary or desirable in its sole discretion, may establish and maintain separate subaccounts for each Participant and Beneficiary. "Account" shall refer to the aggregate of all separate subaccounts or to individual, separate subaccounts, as may be appropriate in context.

         1.2 ACTIVE PARTICIPANT means any Eligible Employee who has become a Participant and who has not been removed from active participation as described in Section 2.3.

         1.3 ADJUSTED ESOP COMPENSATION means a Participant's compensation as defined under the Ruddick ESOP for employer contribution purposes, but determined without excluding any Deferral Contributions that the Participant elects to make under the Plan.

         1.4 ADJUSTED PENSION COMPENSATION means a Participant's compensation as defined under the Ruddick Pension Plan for benefit accrual purposes, but determined without excluding any Deferral Contributions that the Participant elects to make under the Plan.

         1.5 ADMINISTRATIVE COMMITTEE means the committee appointed by the Board to act on behalf of the Controlling Company in administering the Plan, as provided in Article VIII.

         1.6 AFFILIATE means (i) any corporation or other entity that is required to be aggregated with the Controlling Company under Code Sections 414(b), (c), (m) or (o), and (ii) any other entity in which the Controlling Company has an ownership interest and which the Controlling Company designates as an Affiliate for purposes of the Plan.

         1.7 BASE SALARY means, with respect to a Participant for a calendar year, the total of the amounts described in subsections (1), (2) and
(3), minus the amounts described in subsections (4), (5) and (6) as follows:

                  (1) all cash remuneration actually paid by a Participating Company to the Participant as reported or reportable on IRS Form W-2 for federal income tax purposes (or similar form required for such purpose); plus

                  (2) to the extent not included in subsection (1) hereof, any elective deferral (as defined in Code Section 402(g)(3)) made to any Code
Section 401(k) plan of an Affiliate or Participating Company, and any amount which is contributed or deferred by an Affiliate or Participating Company at the election of the Participant and which is not included in the gross income of the Participant by reason of Code Section 125, 132(f)(4) or 457; plus

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                  (3)      to the extent not included in subsection (1) hereof,
all Base Salary Deferral Contributions made under the Plan; minus

                  (4) all amounts in subsection (1) that consist of Incentive Compensation Payments; minus

                  (5) all amounts in subsection (1) that consist of payments made from the Plan; minus

                  (6) all amounts in subsection (1) that consist of expense reimbursements or bonuses paid in connection with relocation or amounts paid pursuant to a stock option or other equity based incentive award; minus

                  (7) unless otherwise specified by the Controlling Company, all amounts included in subsections (1), (2), or (3), that consist of any amounts paid or made available to a Participant during the Plan Year while he is not an Active Participant.

         1.8 BASE SALARY DEFERRAL CONTRIBUTIONS means, for each Plan Year, the portion of a Participant's Deferral Contributions attributable to his Base Salary Election for such Plan Year.

         1.9 BASE SALARY ELECTION means a written, electronic or other form of election pursuant to which a Participant may elect to defer under the Plan a portion of his Base Salary.

         1.10 BENEFICIARY means, with respect to a Participant, the person(s) designated or identified in accordance with Section 5.10 to receive any death benefits that may be payable under the Plan upon the death of the Participant.

         1.11 BOARD means the Board of Directors of the Controlling Company or any committee or committees of the Board of Directors of the Controlling Company to which, and to the extent, the Controlling Company's Board of Directors has delegated some or all of its power, authority or duties or responsibilities with respect to the Plan. A reference to the board of directors of any other Participating Company will specify it as such.

         1.12     CHANGE IN CONTROL means the following:

                  (a) With respect to the Controlling Company, the occurrence of any of the following events results in a Change in Control:

                           (i)      Any Person is or becomes the beneficial
owner, directly or indirectly, of securities of the Controlling Company representing 20% or more of the voting power of all then outstanding securities of the Controlling Company's having the right under ordinary circumstances to vote in an election of the Board (without limitation, any securities having such voting power that any such Person has the right to acquire pursuant to any agreement, or upon exercise of conversion of rights, warrants or options, or otherwise, shall be deemed beneficially owned by such person), other than a person, or group including a person, who beneficially owned, as of the Effective Date, more than 5% of the Controlling Company;

                           (ii)     The consummation of a plan of merger or
consolidation of the Controlling Company with any other corporation or association, other than a merger or consolidation which would result in the voting securities of the Controlling Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Controlling Company, at least 50% of the combined voting power of the voting securities of the Controlling Company or such surviving entity outstanding immediately after such merger or consolidation;

                           (iii)    The shareholders of the Controlling Company
approve a plan of complete liquidation of the Controlling Company; or

                           (iv)     The sale, lease, exchange or transfer (in
one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the Controlling Company's assets (other than as security for the obligations of the Controlling Company).

                  (b) As used herein, the term "Person" will have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934, as modified and used in Section 13(d) and Section 14(d) thereof; provided, a Person will not include (A) the Controlling Company or any of its subsidiaries;
(B) a trustee or other fiduciary holding securities under an employee benefit plan of the Controlling Company or any of its subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or
(D) a corporation owned, directly or indirectly, by the shareholders of the Controlling Company in substantially the same proportions as their ownership of stock of the Controlling Company.

                  (c) If such a Change in Control occurs with respect to the Controlling Company, as described in subsection (a) hereof, all Participants in the Plan will be deemed "involved" in such Change in Control.

                  (d) With respect either (i) to any direct or indirect subsidiary company of the Controlling Company, or (ii) any other Participating Company which, immediately prior to any transaction described in subsection
(a), is not a member of the Ruddick Controlled Group, any transaction described in subsection (a) hereof with respect to such subsidiary or Participating Company, but substituting "50%" for "20%" in each place it is used, results in a Change in Control. If such a Change in Control occurs with respect to a subsidiary of the Controlling Company or any non-Ruddick Controlled Group Participating Company, as described in subsection (a), all Participants in the Plan who have benefits for which such affected company (or its subsidiaries) is the primary obligor will be deemed "involved" in such Change in Control.

                  (e) With respect to (i) a Participating Company or (ii) a subsidiary, division or other distinct operating unit or profit center in which separate financial records are maintained (hereinafter "Distinct Operating Unit"), any transaction (e.g., a sale of stock, merger or sale of substantially all the assets) which results in such Participating Company or other Distinct Operating Unit (or the business of such company or other unit) being owned by an entity which is neither a member of the Ruddick Controlled Group nor a Participating Company results in a Change in Control. If such Change in Control occurs with respect to any such Participating Company or Distinct Operating Unit as described in this subsection (e), all Participants in the Plan who, immediately before such Change in Control, were employed by such Participating

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Company or Distinct Operating Unit (or the business of which was the subject of the transaction), will be deemed involved in such Change in Control, whether or not any or all of them continue employment with a Ruddick Controlled Group member.

                  (f) Notwithstanding the foregoing, no Change in Control will have occurred for purposes of the Plan if the Administrative Committee, as constituted before the occurrence of any event that would otherwise constitute a Change in Control (as defined hereinabove), determines prior to the occurrence of such event that such event will not be treated as a Change in Control for purposes of the Plan.

         1.13     CODE means the Internal Revenue Code of 1986, as amended.

         1.14 COMPENSATION means the sum of a Participant's Base Salary and Incentive Compensation Payments.

         1.15 CONTROLLING COMPANY means Ruddick Corporation, a North Carolina corporation with its principal place of business in Charlotte, North Carolina.

         1.16 DEFERRAL CONTRIBUTIONS means, for each Plan Year, that portion of a Participant's Compensation deferred under the Plan pursuant to
Section 3.2.

         1.17 DISABILITY OR DISABLED means generally the condition of a Participant that has resulted in his being approved for payment of benefits, directly or indirectly, under any long-term disability plan maintained by a Participating Company; such approval shall be made by such person and pursuant to such rules and criteria as are prescribed in the procedures of any such plan. In the event that a Participant is not covered by a long-term disability plan maintained by a Participating Company, the Administrative Committee, in its sole discretion, shall determine whether such Participant has suffered a Disability or is Disabled. In making such determination, the Administrative Committee shall use the definitions and criteria established and set forth in the long-term disability plan maintained by a Participating Company and, if consistent with such criteria, may require such medical proof as it deems necessary, including the certificate of one or more licensed physicians selected by the Administrative Committee; the decision of the Administrative Committee as to Disability shall be final and binding.

         1.18 EFFECTIVE DATE means August 16, 2002, the date as of which this Plan will first be effective.

         1.19 ELIGIBLE EMPLOYEE means an employee of a Participating Company (i) who is eligible to receive Incentive Compensation Payments and (ii)
(A) whose compensation for each of the two immediately preceding Fiscal Years exceeded the amount described in Code Section 414(q)(1)(B)(i) in effect as of the first day of each such Fiscal Year (i.e., $85,000 for Fiscal Year ending September 30, 2002) or (ii) (B) whose annualized Base Salary exceeds the amount described in Code Section 414(q)(1)(B)(i) in effect as of the first day of the Fiscal Year that commenced on the immediately preceding October 1 (i.e., $85,000 for Fiscal Year that began October 1, 2001).

         1.20 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         1.21 FINANCIAL HARDSHIP means a severe financial hardship to the Participant resulting from truly extraordinary and unforeseeable circumstances. Financial Hardship will be determined by the Administrative Committee on the basis of the facts of each case, including information supplied by the Participant in accordance with uniform guidelines prescribed from time to time by the Administrative Committee; provided, the Participant will be deemed not to have a Financial Hardship to the extent that such hardship is or may be relieved:

                  (i) Through reimbursement or compensation by insurance or otherwise;

                  (ii) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

                  (iii) By cessation of Deferral Contributions under the Plan.

Examples of what are not considered to be unforeseeable circumstances include the need to send a Participant's child to college or the desire to purchase a home.

         1.22 FISCAL YEAR means the 12-consecutive month period ending September 30 each year.

         1.23 IN-SERVICE SUBACCOUNT means, for purposes of distribution, the portion of a Participant's Account which is distributable in accordance with the terms of Section 5.3.

         1.24 IN-SERVICE DISTRIBUTION DATE means that date elected by a Participant in accordance with Section 5.3.

         1.25 INCENTIVE COMPENSATION PAYMENT ELECTION means a written, electronic or other form of election pursuant to which a Participant may elect to defer under the Plan all or a portion of his Incentive Compensation Payments.

         1.26 INCENTIVE COMPENSATION PAYMENT means the amount payable to a Participant under the American and Efird, Inc. Incentive Compensation Plan, the Harris Teeter Administrative Income Plan, the Ruddick Corporation Incentive Compensation program and any other incentive program sponsored by a Participating Company that the Administrative Committee elects to include.

         1.27 INVESTMENT ELECTION means an election, made in such form as the Administrative Committee may direct, pursuant to which a Participant may elect the Investment Funds in which the amounts credited to his Account will be deemed to be invested.

         1.28 INVESTMENT FUNDS means the investment funds selected from time to time by the Administrative Committee for purposes of determining the rate of return on amounts deemed invested pursuant to the terms of the Plan.

         1.29 MAKE-UP ESOP CONTRIBUTION means the amount credited to a Participant's Account pursuant to Section 3.6.


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
         1.30 MAKE-UP PENSION CONTRIBUTION means the amount credited to a Participant's Account pursuant to Section 3.7.

         1.31 MATCHING CONTRIBUTIONS mean, the amount credited to a Participant's Account pursuant to Section 3.5.

         1.32 PARTICIPANT means an Eligible Employee who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of Article II.

         1.33 PARTICIPATING COMPANY means, as of the Effective Date, the Controlling Company and its Affiliates that are designated by the Controlling Company on Exhibit A hereto, as participating companies herein. In addition, any other Affiliate in the future may adopt (or be deemed to have adopted pursuant to this Section) the Plan with the consent of the Controlling Company or its delegate, and such Affiliate's name will be added to Exhibit A. Unless the Controlling Company specifies otherwise, any company that adopts the Plan by written resolution of its board of directors or other managing body will be deemed accepted as a Participating Company as of the date specified in such resolution.

         1.34 PLAN means the Ruddick Corporation Flexible Deferral Plan, as contained herein and all amendments hereto. For tax purposes and purposes of Title I of ERISA, the Plan is intended to be an unfunded, nonqualified deferred compensation plan covering certain designated employees who are within a select group of key management or highly compensated employees.

         1.35 PLAN YEAR means the 12-consecutive-month period ending on December 31 of each year. Notwithstanding the foregoing, the first Plan Year will begin on October 1, 2002 and end on December 31, 2002.

         1.36 RETIREMENT AGE means the earlier of the date on which (i) a Participant has attained age 55 and completed 10 Years of Employment or (ii) a Participant has attained age 60.

         1.37 RETIREMENT SUBACCOUNT means, for purposes of distribution, the portion of a Participant's Account which is distributable in accordance with the terms of Section 5.2.

         1.38     RUDDICK 401(K) PLAN means the Ruddick Savings Plan.

         1.39 RUDDICK CONTROLLED GROUP means the Controlling Company and the group of all corporations and other entities that are required to be aggregated with the Controlling Company under Code Sections 414(b) and (c).

         1.40     RUDDICK ESOP means the Ruddick Employee Stock Ownership Plan.

         1.41 RUDDICK PENSION PLAN means the Ruddick Corporation Employees' Pension Plan.

         1.42 SURVIVING SPOUSE means, with respect to a Participant, the person who is treated as married to such Participant under the laws of the state in which the Participant resides. The determination of a Participant's Surviving Spouse will be made as of the date of such Participant's death.

         1.43 TRUST OR TRUST AGREEMENT means the separate agreement or agreements between the Controlling Company and the Trustee governing the Trust Fund, and all amendments thereto.

         1.44 TRUST FUND means the total amount of cash and other property held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

         1.45 TRUSTEE means the party or parties so designated from time to time pursuant to the terms of the Trust Agreement.

         1.46 VALUATION DATE means each day the New York Stock Exchange is open for trading; provided, the value of an Account or the Trust Fund on any other date will be the value determined as of the immediately preceding date on which the New York Stock Exchange was open for trading.

         1.47 YEARS OF EMPLOYMENT means, with respect to a Participant, his total number of "Years of Service" as defined and determined under the terms of the Ruddick Pension Plan. Provided, that, if not taken into account as "Years of Service" under the Ruddick Pension Plan, periods of Disability commencing while such Participant is employed by a Participating Company also shall be counted under the Plan in determining Years of Employment. Provided, further, that the Administrative Committee, in its discretion, may provide a Participant with credit for a number of Years of Employment in addition to the "Years of Service" completed by the Participant under the Ruddick Pension Plan.

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION


         2.1      INITIAL ELIGIBILITY REQUIREMENTS.

                  (a)      DEFERRAL CONTRIBUTIONS.

                           (i)      As of and after the Effective Date, each
individual who becomes an Eligible Employee will be eligible to participate in the Plan with respect to Deferral Contributions for the entire (or the remainder of the) applicable Plan Year as of the date during that Plan Year that such individual first is or becomes an Eligible Employee (assuming he satisfies the procedures for admission described below).

                           (ii)     Notwithstanding subsection (a)(i) hereof, a
Participant will not be permitted to defer under this Plan compensation payable to the Participant after the Administrative Committee determines, in its sole discretion, that such Participant will no longer be permitted to make Deferral Contributions hereunder.

                  (b) MATCHING CONTRIBUTIONS. Each Eligible Employee who is eligible to make Deferral Contributions under subsection (a) hereof will be eligible to have Matching Contributions credited to his Account from and after the date that such individual becomes eligible to make Deferral Contributions under subsection (a) hereof.

                  (c) MAKE-UP ESOP CONTRIBUTIONS. Each Eligible Employee who is eligible to share in the allocation of employer contributions under the Ruddick ESOP will be eligible to have Make-Up ESOP Contributions credited to his Account from and after the date that such individual becomes eligible to share in the allocation of employer contributions under the Ruddick ESOP.

                  (d) MAKE-UP PENSION CONTRIBUTIONS. Each Participant who terminates employment with all Participating Companies and all Affiliates with a vested accrued benefit under the Ruddick Pension Plan will be eligible to have a Make-Up Pension Contribution credited to the Participant's Account as of the date the Participant terminates employment.

         2.2      PROCEDURE FOR ADMISSION.

                  Each Eligible Employee will become a Participant by completing such forms and providing such data in a timely manner, as are required by the Administrative Committee as a precondition of participation in the Plan. Such forms and data may include, without limitation, (i) an election to make Deferral Contributions; (ii) an election as to whether Deferral Contributions will be credited to the Participant's Retirement Subaccount or an In-Service Subaccount; (iii) an election as to the year In-Service Subaccount payments will begin and as to the number of installment payments (if any) that will be made from the Retirement Subaccount and/or In-Service Subaccount; (iv) the Eligible Employee's acceptance of the terms and conditions of the Plan; (v) the Eligible Employee's Investment Election; and (vi) the Eligible Employee's Beneficiary designation.

         2.3      CESSATION OF ELIGIBILITY.

                  (a) TERMINATION OF EMPLOYMENT. Unless otherwise specified by the Administrative Committee, in its sole discretion, each Participant who terminates employment with a Participating Company will cease to have any contributions credited to the Participant's Account under the Plan for or with respect to any period or Compensation payable from and after the Participant's employment termination date.

                  (b) FAILURE TO MAINTAIN HIGHLY-COMPENSATED STATUS. If an Active Participant ceases to satisfy the criteria to be an Eligible Employee as set forth in provision (ii) (A) of Section 1.19 for three consecutive Fiscal Years, the Participant will cease to be eligible to actively participate in the Plan from and after the end of the Plan Year in which the third such Fiscal Years ends.

                  (c) REMOVAL FROM SELECT GROUP. If the Administrative Committee determines that the Participant is no longer a member of a select group of key management or highly compensated employees because of reduced duties, responsibilities, incentive compensation ineligibility, compensation level, or for any other reason, the Participant will cease to be eligible to actively participate in the Plan from and after the first day of the following Plan Year (or any other date specified by the Administrative Committee).

                  (d) INACTIVE PARTICIPATION. If a Participant's active participation in the Plan ends, the Participant will remain an inactive Participant in the Plan until the earlier of (i) the date the full amount of his vested Account (if any) is distributed from the Plan, or (ii) the date he again becomes an Eligible Employee and recommences active participation in the Plan. An inactive Participant's Account will continue to be credited with earnings as provided for in Section 3.9 and the inactive Participant will be eligible for a Matching Contribution or Make-Up ESOP Contribution if he was an active Participant at any time during the applicable Plan Year.

                                  ARTICLE III
                PARTICIPANTS' ACCOUNTS; DEFERRALS AND CREDITING


         3.1      PARTICIPANTS' ACCOUNTS.

                  (a) ESTABLISHMENT OF ACCOUNTS. The Administrative Committee will establish and maintain an Account on behalf of each Participant. To the extent provided herein, each Account will be credited with (i) Deferral Contributions, (ii) Matching Contributions, (iii) Make-Up ESOP Contributions,
(iv) Make-Up Pension Contributions, and (v) earnings attributable to such Account, and will be debited by the amount of all distributions. Each Account of a Participant will be maintained until the value thereof has been distributed to or on behalf of such Participant or his Beneficiary.

                  (b) NATURE OF CONTRIBUTIONS AND ACCOUNTS. The amounts credited to a Participant's Account will be represented solely by bookkeeping entries. Except as provided in Article VII, no monies or other assets will actually be set aside for such Participant, and all payments to a Participant under the Plan will be made from the general assets of the Participating Companies.

                  (c) SEVERAL LIABILITIES. Each Participating Company will be severally (and not jointly) liable for the payment of benefits under the Plan in an amount equal to the total of (i) all undistributed Deferral Contributions withheld from Participant's Compensation paid or payable by each such Participating Company, (ii) all undistributed Matching Contributions attributable to such Deferral Contributions, (iii) all undistributed Make-Up ESOP Contributions credited for the period such Participant was employed by such Participating Company, (iv) all undistributed Make-Up Pension Contributions credited for the period such Participant was employed by such Participating Company and (v) all investment earnings attributable to the amounts described in clauses (i)-(iv) hereof. The Administrative Committee will allocate the total liability to pay benefits under the Plan among the Participating Companies pursuant to this formula, and the Administrative Committee's determination will be final and binding.

                  (d) GENERAL CREDITORS. Any assets which may be acquired by a Participating Company in anticipation of its obligations under the Plan will be part of the general assets of such Participating Company. A Participating Company's obligation to pay benefits under the Plan constitutes a mere promise of such Participating Company to pay such benefits, and a Participant or Beneficiary will be and remain no more than an unsecured, general creditor of such Participating Company.

         3.2      DEFERRAL CONTRIBUTIONS.

                  (a) GENERAL RULE. Except as provided in subsection (b) hereof, each Eligible Employee who is or becomes eligible to participate in the Plan for all or any portion of a Plan Year may elect to have Deferral Contributions made on his behalf for such Plan Year by completing and delivering to the Administrative Committee (or its designee) a Base Salary Election and/or Incentive Compensation Payment Election setting forth the terms of his election; provided, the Administrative Committee may allow or require separate or combined deferral elections for any or all of the elections set forth in subsections (i) or (ii) hereof.

                           (i)      Base Salary Election. A Base Salary
Election will provide for the reduction of an Eligible Employee's Base Salary in accordance with the terms and conditions set forth in Section 3 below.

                           (ii)     Incentive Compensation Payment Election.
Subject to the terms and conditions set forth below, an Incentive Compensation Payment Election will provide for the reduction of an Eligible Employee's Incentive Compensation Payment payable during the Plan Year for which the Incentive Compensation Payment Election is in effect.

                  (b) OTHER DEFERRALS OR DEDUCTIONS. Notwithstanding the foregoing, if the total of (i) the Participant's deferrals under any Participating Company's Code Section 401(k), 125 and 132(f)(4) plans, (ii) the Participant's Deferral Contributions, and (iii) any other payroll deductions applicable to such Participant's Compensation exceed 100% of his Compensation, unless the Controlling Company or Administrative Committee directs otherwise, the Code Section 401(k), 125 and 132(f)(4) plan deferrals will be made first, followed by any other payroll deductions applicable to such Participant's Compensation (other than those made under the Plan), and then the remaining Compensation will be deferred under the Plan subject to Section 3.3.

                  (c) MINIMUM DEFERRALS. The Administrative Committee may, in its sole discretion, establish a minimum dollar amount and/or percentage of Compensation that Participants will be permitted to defer under the Plan.

         3.3 PROCEDURE FOR ELECTIONS. Subject to any modifications, additions or exceptions that the Administrative Committee, in its sole discretion, deems necessary, appropriate or helpful, the following terms will apply to Base Salary and Incentive Compensation Payment Elections:

                  (a)      EFFECTIVE DATE.

                           (i)      Initial Base Salary Election. A
Participant's initial Base Salary Election will be effective for the first regular paycheck paid after the date the Base Salary Election is submitted and becomes effective. To be effective, a Participant's initial Base Salary Election must be made within the time period prescribed by the Administrative Committee (generally, before the first day of the Plan Year for which Base Salary Deferral Contributions will be made, or, if later, within 30 days after the date on which his participation becomes effective pursuant to Section 2.1). If an Eligible Employee fails to submit a Base Salary Election in a timely manner, he will be deemed to have elected not to participate in the Plan for that Plan Year with respect to his Base Salary.

                           (ii)     Subsequent Base Salary Election. A
Participant's Base Salary Election for any subsequent Plan Year must be made on or before the last day of the Plan Year (or an earlier date determined by the Administrative Committee) immediately preceding the Plan Year for which he desires to participate and in which such Base Salary to be deferred is paid.

                  (b) TERM. Each Participant's Base Salary Election will remain in effect for all Base Salary paid during the current and all future Plan Years until the earliest of (i) the date the Participant ceases to be an Active Participant for such Plan Year, (ii) the date the Participant makes a subsequent Base Salary Election or revokes such Base Salary Election, (iii) the date as of which the Administrative Committee determines, in its sole discretion, that such Participant's Base Salary Deferral Contributions will cease, or (iv) the date the Participant becomes temporarily Disabled, as determined by the Administrative Committee. If a Participant is transferred from the employment of one Participating Company to the employment of another Participating Company, his Base Salary Election with the first Participating Company will remain in effect and will apply to his Base Salary from the second Participating Company until the earliest of those events set forth in the preceding sentence.

                  (c) AMOUNT. A Participant may elect to defer his Base Salary in 1% increments, up to a maximum of 50% (or such other maximum percentage and/or amount, if any, established by the Administrative Committee from time-to-time). Notwithstanding the foregoing, for a Participant who participates in any Participating Company`s employee pension benefit plan that is, or purports to be, qualified under Code Section 401(a) during a Plan Year, his deferrals under the Plan for such Plan Year will be limited such that they will not cause such Code Section 401(a) plan to fail the requirements of Code
Section 415 with respect to such Participant.

                  (d) REVOCATION. A Participant may revoke his Base Salary Election by delivering a written, electronic or other form of notice of revocation as determined by the Administrative Committee to the Administrative Committee, and such revocation will be effective as soon as practicable after the date on which it is received by the Administrative Committee. A Participant who revokes a Base Salary Election may make a new Base Salary Election for any subsequent Plan Year during the election period for such subsequent Plan Year established by the Administrative Committee.

                  (e) INCENTIVE COMPENSATION PAYMENT ELECTION. An Eligible Employee may complete and deliver to the Administrative Committee an Incentive Compensation Payment Election with respect to Incentive Compensation Payments payable during the immediately following Plan Year and, if made, such Incentive Compensation Payment Election shall be irrevocable. The terms of such Incentive Compensation Payment Election will be determined by reference to the foregoing provisions of this Section 3.3; provided, the following modifications will apply:

                           (i)      Effective Date for Initial Incentive
Compensation Payment Election. A Participant's initial Incentive Compensation Payment Election with respect to his Incentive Compensation Payments for any Plan Year will be effective for the Incentive Compensation Payments payable after the date the Incentive Compensation Payment Election is submitted and becomes effective. To be effective, a Participant's initial Incentive Compensation Payment Election must be made within the time period prescribed by the Administrative Committee (generally, before the first day of the Plan Year for which Base Salary Deferral Contributions will be made, or, if later, within 30 days after the date on which his participation becomes effective pursuant to Plan Section 2.1). If an Eligible Employee fails to submit an Incentive Compensation Payment Election in a timely manner, he will be deemed to have elected not to participate in the Plan for that Plan Year with respect to his Incentive Compensation Payments.

                           (ii)     Effective Date for Subsequent Incentive
Compensation Payment Elections. A Participant's subsequent Incentive Compensation Payment Election with respect to his Incentive Compensation Payments for any Plan Year must be made on or before the last day of the Plan Year (or an earlier date determined by the Administrative Committee) immediately preceding the Plan Year for which he desires to participate and in which such Incentive Compensation Payment to be deferred is paid.

                           (iii)    Modification. An Incentive Compensation
Payment Election will remain in effect from year to year in accordance with its original terms until the Eligible Employee either makes a subsequent election, or revokes his Incentive Compensation Payment Election with respect to any Incentive Compensation Payments; paid in a subsequent Plan Year.

                           (iv)     Amount. An Eligible Employee may elect to
defer his Incentive Compensation Payments in 1% increments, up to a maximum of 90% (or such other maximum percentage and/or amount, if any, established by the Administrative Committee from time to time). Notwithstanding the foregoing, for a Participant who participates in any Participating Company's employee pension benefit plan that is, or purports to be, qualified under Code Section 401(a) during a Plan Year, his deferrals under the Plan for such Plan Year will be limited such that they will not cause such Code Section 401(a) plan to fail the requirements of Code Section 415 with respect to such Participant.

                           (v)      Termination. If not earlier changed or
revoked pursuant to the terms of subsection (e)(iii) hereof, an Eligible Employee's Incentive Compensation Payment Election will terminate on the earlier of: (i) the date the Eligible Employee ceases to be an Eligible Employee, or (ii) the date as of which the Eligible Employee's Participating Company or the Administrative Committee determines, in its sole discretion, that his Deferral Contributions from such sources will cease.

         3.4      CREDITING OF DEFERRAL CONTRIBUTIONS.

                  For each Plan Year that a Participant has a Base Salary Election and/or Incentive Compensation Payment Election in effect, the Administrative Committee will credit the amount of such Participant's Deferral Contributions to his Account on, or as soon as practicable after, the Valuation Date on which such amount would have been paid to him but for his election hereunder.

         3.5      MATCHING CONTRIBUTIONS.

                  For each Plan Year, as soon as administratively feasible following the earlier of (i) the last day of the Ruddick 401(k) Plan year that occurs during the Plan Year (or such other date as determined by the Administrative Committee) or (ii) a Change in Control, the Retirement Subaccount of each Participant will be credited with a Matching Contribution, provided it is greater than zero, in an amount equal to the product of the amount determined pursuant to subsection (i) hereof and the amount determined pursuant to the terms of subsection (ii) hereof, as follows:

                  (i)      The difference between

                           (A)      The product of

                                    (1)      The Participant's Compensation for
the Plan Year times

                                    (2)      The lesser of

                                            (I)       The percentage of the
Participant's Compensation deferred under the Plan for the Plan Year or

                                            (II)      the maximum percentage of
compensation on which matching contributions are based under the Ruddick 401(k) Plan as of the last day of the applicable Plan Year (i.e., 4% for the 2002 Plan
Year); minus

                           (B)      The maximum amount of compensation
deferrals that could have been made to the Participant's account under the Ruddick 401(k) Plan for such Plan Year (i.e., $6,000 for highly-compensated employees for the 2002 Plan Year); times

                  (ii) The matching contribution percentage applicable to elective deferrals under the Ruddick 401(k) Plan as of the last day of the Plan Year (i.e., 25% for the 2002 Plan Year).

         3.6      MAKE-UP ESOP CONTRIBUTIONS.

                  For each Plan Year, as soon as administratively feasible following the earlier of (i) the date the annual employer contribution is credited to a Participant's account under the Ruddick ESOP during the Plan Year (or such other date as determined by the Administrative Committee) or (ii) the date of a Change in Control, the Retirement Subaccount of each Participant will be credited with a Make-Up ESOP Contribution in an amount equal to the difference between the amount determined pursuant to subsection (i) hereof and the amount determined pursuant to the terms of subsection (ii) hereof, as follows:

                           (i)      The total amount of employer contributions
that would have been credited to the Participant's account under the Ruddick ESOP for such Plan Year if the employer contributions credited to his account were determined based on his Adjusted ESOP Compensation rather than the applicable definition of compensation under the Ruddick ESOP; minus

                           (ii)     The total amount of employer contributions
that were actually made to the Participant's account under the Ruddick ESOP for such Plan Year.

         3.7      MAKE-UP PENSION CONTRIBUTIONS.

                  As soon as administratively feasible following the earlier of
(i) the Participant's termination from employment for any reason with a vested accrued benefit under the Ruddick Pension Plan (or such other date as determined by the Administrative Committee) or (ii) a Change in Control, the Retirement Subaccount of the Participant will be credited with a Make-Up Pension Contribution in an amount equal to the difference between the amount determined pursuant to subsection (i) hereof and the amount determined pursuant to the terms of subsection (ii) hereof, as follows:

                           (i)      The actuarial lump sum value, as defined in
subsection (iii), of the benefit that would be payable to the Participant or Beneficiary under the Ruddick Pension Plan as of his earliest benefit commencement date under such plan if his benefits were to be determined based on his Adjusted Pension Compensation rather than the applicable definition of compensation under the Ruddick Pension Plan; minus

                           (ii)     The actuarial lump sum value, as defined in
subsection (iii), of the benefit that will actually be payable to the Participant or Beneficiary under the Ruddick Pension Plan as of his earliest benefit commencement date under such plan.

                           (iii)    For the purposes of this Section 3.7,
actuarial lump sum value shall be defined as the present value of the retirement benefit payable as a single life annuity at the assumed commencement date (determined using the Ruddick Pension Plan's early retirement reduction factors, if applicable) calculated using the interest rate and mortality table that would be used to determine the amount of an involuntary lump sum payment.

         3.8      DEBITING OF DISTRIBUTIONS.

                  As of each Valuation Date, the Administrative Committee will debit each Participant's Account for any amount distributed from such Account since the immediately preceding Valuation Date.

         3.9      CREDITING OF EARNINGS.

                  As of each Valuation Date, the Administrative Committee will credit to each Participant's Account the amount of earnings and/or losses applicable thereto for the period since the immediately preceding Valuation Date. Such crediting of earnings and/or losses will be effected as of each Valuation Date, as follows:

                  (a) RATE OF RETURN. The Administrative Committee will first determine a rate of return for the period since the immediately preceding Valuation Date for each of the Investment Funds;

                  (b) AMOUNT INVESTED. The Administrative Committee next will determine the amount of (i) each Participant's Account that was deemed invested in each Investment Fund as of the immediately preceding Valuation Date; minus (ii) the amount of any distributions debited from the amount determined in clause (i) since the immediately preceding Valuation Date; and

                  (c) DETERMINATION OF AMOUNT. The Administrative Committee will then apply the rate of return for each Investment Fund for such Valuation Date (as determined in subsection (a) hereof) to the amount of the Participant's Account deemed invested in such Investment Fund for such Valuation Date (as determined in subsection (b) hereof), and the total amount of earnings and/or losses resulting therefrom will be credited to such Participant's Account as of the applicable Valuation Date.

         3.10     VALUE OF ACCOUNT.

                  The value of a Participant's Account as of any date will be equal to the aggregate value of all contributions and all investment earnings deemed credited to his Account as of such date, determined in accordance with this Article III.

         3.11     VESTING.

                  (a) DEFERRAL CONTRIBUTIONS. A Participant will at all times be fully vested in his Deferral Contributions and the earnings credited to his Account with respect to such Deferral Contributions.

                  (b) MATCHING CONTRIBUTIONS. Except as provided in subsection (e) hereto, any Matching Contributions credited to a Participant's Account and the earnings credited with respect thereto will be vested to the same extent that any matching contributions credited to a Participant's account in the Ruddick 401(k) Plan are (or would be) vested.

                  (c) MAKE-UP ESOP CONTRIBUTIONS. Except as provided in subsection (e) hereto, any Make-Up ESOP Contributions credited to a Participant's Account and the earnings credited with respect thereto will be vested to the same extent that any employer contributions credited to a Participant's account in the Ruddick ESOP are vested.

                  (d) MAKE-UP PENSION CONTRIBUTIONS. Except as provided in subsection (e) hereto, any Make-Up Pension Contributions credited to a Participant's Account and the investment earnings (if any) attributable thereto will be vested to the same extent that a Participant's retirement benefit under the Ruddick Pension Plan is vested.

                  (e) CHANGE IN CONTROL. If a Change in Control occurs, all Participants deemed involved in such Change in Control (as described in the applicable "Change in Control" definition) will be immediately 100% vested in the Matching, Make-Up ESOP and Make-Up Pension Contributions credited to their Accounts and the investment earnings (if any) attributable thereto as of the date of such Change in Control.

         3.12     NOTICE TO PARTICIPANTS OF ACCOUNT BALANCES.

                  At least once for each Plan Year, the Administrative Committee will cause a written statement of a Participant's Account balance to be distributed to the Participant.

         3.13     GOOD FAITH VALUATION BINDING.

                  In determining the value of the Accounts, the Administrative Committee will exercise its best judgment, and all such determinations of value (in the absence of bad faith) will be binding upon all Participants and their Beneficiaries.

         3.14     ERRORS AND OMISSIONS IN ACCOUNTS.

                  If an error or omission is discovered in the Account of a Participant or in the amount of a Participant's deferrals, the Administrative Committee, in its sole discretion, will cause appropriate, equitable adjustments to be made as soon as administratively practicable following the discovery of such error or omission.

                                   ARTICLE IV
                                INVESTMENT FUNDS


         4.1      SELECTION BY ADMINISTRATIVE COMMITTEE.

                  From time to time, the Administrative Committee will select two or more Investment Funds for purposes of determining the rate of return on amounts deemed invested in such Investment Funds in accordance with the terms of the Plan. The Administrative Committee may change, add or remove Investment Funds on a prospective basis at anytime(s) and in any manner it deems appropriate.

         4.2      PARTICIPANT DIRECTION OF DEEMED INVESTMENTS.

                  Each Participant generally may direct the manner in which his Account will be deemed invested in and among the Investment Funds by making an Investment Election in accordance with the following terms:

                  (a) NATURE OF PARTICIPANT DIRECTION. The selection of Investment Funds by a Participant will be for the sole purpose of determining the rate of return to be credited to his Account, and will not be treated or interpreted in any manner whatsoever as a requirement or direction to actually invest assets in any Investment Fund or any other investment media. The Plan, as an unfunded, nonqualified deferred compensation plan, at no time will have any actual investment of assets relative to the benefits or Accounts hereunder.

                  (b) INVESTMENT OF CONTRIBUTIONS. Each Participant may make an Investment Election prescribing the percentage of the future contributions that will be deemed invested in each Investment Fund. An initial Investment Election of a Participant will be made as of the date the Participant commences participation in the Plan and will apply to all contributions credited to such Participant's Account after such date. Such Participant may make subsequent Investment Elections as of any Valuation Date, and each such election will apply to all such specified contributions credited to such Participant's Account after the Administrative Committee (or its designee) has a reasonable opportunity to process such election pursuant to such procedures as the Administrative Committee may determine from time-to-time. Any Investment Election made pursuant to this subsection with respect to future contributions will remain effective until changed by the Participant. In the event a Participant never makes an Investment Election or makes an incomplete or insufficient Investment Election in some manner, the Administrative Committee shall direct the investment of the Participant's Account.

                  (c) INVESTMENT OF EXISTING ACCOUNT BALANCES. Each Participant may make an Investment Election prescribing the percentage of his existing Account balance that will be deemed invested in each Investment Fund. Such Participant may make such Investment Elections as of any Valuation Date, and each such election will be effective after the Administrative Committee (or its designee) has a reasonable opportunity to process such election. Each such election will remain in effect until changed by such Participant.

                  (d) ADMINISTRATIVE COMMITTEE DISCRETION. The Administrative Committee will have complete discretion to adopt and revise procedures to be followed in making Investment Elections. Such procedures may include, but are not limited to, the process of making elections, the permitted frequency of making elections, the incremental size of elections, the deadline for making elections and the effective date of such elections. Any procedures adopted by the Administrative Committee that are inconsistent with the deadlines or procedures specified in this Section will supersede such provisions of this Section without the necessity of a Plan amendment.

                                   ARTICLE V
                          PAYMENT OF ACCOUNT BALANCES


         5.1      DISTRIBUTIONS SUBACCOUNTS.

                  (a) GENERALLY. For purposes of determining the timing and form of distribution, a Participant's Account shall be allocated among Retirement and In-Service Subaccounts. A Participant may have only one Retirement Subaccount and up to four In-Service Subaccounts.

                  (b) MATCHING, MAKE-UP ESOP AND MAKE-UP PENSION CONTRIBUTIONS. All Matching, Make-Up ESOP and Make-Up Pension Contributions shall be allocated to the Retirement Subaccount.

                  (c) DEFERRAL CONTRIBUTIONS. Each Participant may direct the manner in which his Deferral Contributions will be allocated among his Retirement Subaccount and any In-Service Subaccount. In the event a Participant fails to make an election regarding such allocation or makes an incomplete or insufficient election in some manner, his Deferral Contributions shall be allocated to his Retirement Subaccount.

         5.2      RETIREMENT SUBACCOUNT.

                  (a) GENERAL RULE CONCERNING PAYMENTS. If a Participant terminates employment after attaining Retirement Age, he will be entitled to begin receiving a distribution of the total of (i) the entire vested amount credited to his Retirement Subaccount, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching, Make-Up ESOP and Make-Up Pension Contributions to be credited to his Retirement Subaccount since such Valuation Date; plus (iii) any accrued but uncredited earnings. If a Participant terminates his employment with the Controlling Company and all of its Affiliates and all Participating Companies for any reason other than death or Disability and before his Retirement Age, he will receive a single lump sum distribution of the total of (i) the entire vested amount credited to his Retirement Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching, Make-Up ESOP and Make-Up Pension Contributions made since such Valuation Date; plus (iii) any accrued but uncredited earnings. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made or commenced at a later date due to delays in valuation, administration or any other procedure.

                  (b) TIMING OF DISTRIBUTION. The vested amount payable to a Participant under this Section will commence to be distributed as soon as administratively feasible after the date the Participant terminates employment.

                  (c) FORM OF DISTRIBUTION. The benefit payable to a Participant under this Section will be paid in the form of a single lump sum payment, unless the Participant elects to receive annual installment payments, subject to the following terms and conditions:

                           (i)      Length of Installment Payments. The
installment payments will be made in substantially equal annual installments (adjusted for investment income between payments in the manner described in Section 3.9) over a period of not less than 2 years and not more than 15 years. The initial value of the obligation for the installment payments will be equal to the amount of the Participant's Retirement Subaccount balance calculated in accordance with the terms of subsection (a) hereof.

                           (ii)     Participant Election. A Participant will
designate and from time to time may redesignate the number of years over which such installment payments would be made if he were to terminate employment after attaining Retirement Age; provided however, that if the Participant makes an election less than 12 months prior to terminating employment after attaining Retirement Age, such election will not be effective and the previous election (if any) will apply; provided further, the Participant cannot redesignate the number of years after payments have begun. In the event a Participant fails to make an election regarding the number of annual installment payments he is to receive in the event of his Retirement or makes an incomplete or insufficient election in some manner, his benefit will be payable in the form of a single lump sum payment. Installment payments will be made as soon as administratively feasible after January 1 of each applicable Plan Year.

                           (iii)    Payments Following Death. If a Participant
dies after payment of his benefit from the Plan has begun, but before his entire benefit has been distributed, the remaining amount of his Retirement Subaccount balance will be distributed to the Participant's designated Beneficiary in the form of a single-sum payment.

         5.3      IN-SERVICE SUBACCOUNTS.

                  (a) GENERAL RULE. A Participant may elect to allocate his Deferral Contributions to one or more, but no more than four, In-Service Subaccounts. In accordance with the terms of subsections (b), (c) and (d) hereof, a Participant will be entitled to receive or begin receiving a distribution of an In-Service Subaccount equal to the entire amount credited to such In-Service Subaccount, determined as of the Valuation Date on which such distribution is processed; plus (ii) the amount of Deferral Contributions made since such Valuation Date; plus (iii) any accrued but uncredited earnings. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made or commenced at a later date due to delays in valuation, administration or any other procedure.

                  (b)      TIMING OF DISTRIBUTIONS

                           (i)      General Rule. The Participant's In-Service
Subaccount will be or will commence to be distributed to him on or as soon as administratively feasible after the applicable In-Service Distribution Date.

                           (ii)     Election by Participant. A Participant may
elect to have his In-Service Subaccount paid or commenced as soon as administratively feasible after January 1 of any year specified in such election. Such date will be known as the In-Service Distribution Date for the applicable In-Service Subaccount. Such election must be made at the time the Participant elects to make his Deferral Contributions which are to be allocated to the In-Service Subaccount. If a Participant does not make an election hereunder for the first Plan Year in which his In-Service Subaccount is credited with Deferral Contributions, he will be deemed to have elected the date of his termination of employment as the In-Service Distribution Date.

                           (iii)    Modifications of In-Service Distribution
Date. At least one year prior to any In-Service Distribution Date (as determined in accordance with subsection (b)(i) or (b)(ii) hereof), a Participant may make an election (subject to Section 5.3(a)) to delay the payment (or commencement) of his In-Service Subaccount payable on such date to a later date, or to accelerate a scheduled In-Service Distribution Date, and such In-Service Subaccount will be paid (or commenced) as soon as administratively feasible after such delayed or accelerated In-Service Distribution Date; provided, any election to accelerate payment will be effective only if the accelerated In-Service Distribution Date occurs no earlier than one year after the date the election to accelerate is made. A Participant may make an election pursuant to this subsection more than once.

                  (c) FORM OF DISTRIBUTION. A Participant's In-Service Account will be paid in the form of a single lump sum distribution; provided, however, a Participant may elect at the time he makes an election under Section 5.3(b)(ii) with respect to the In-Service Distribution Date, to have such In-Service Subaccount balance paid in the form of annual installment payments. The following terms and conditions will apply to installment payments made under the Plan:

                           (i)      Length of Installment Payments. The
installment payments will be made in substantially equal annual installments (adjusted for investment income between payments in the manner described in Section 3.9) over any period of not less than 2 years and not more than 5 years. The initial value of the obligation for the installment payments will be equal to the amount of the Participant's In-Service Subaccount balance calculated in accordance with the terms of Section 5.3(a).

                           (ii)     Participant Election. A Participant will
designate and from time to time may redesignate the number of years over which such installment payments will be made; provided however, that if the Participant makes an election less than 12 months prior to the In-Service Distribution Date, such election will not be effective and the previous election (if any) will apply; provided further, the Participant cannot redesignate the number of years after payments have begun. In the event a Participant fails to make an election regarding the number of annual installment payments he is to receive in the event of his Retirement or makes an incomplete or insufficient election in some manner, his benefit will be payable in the form of a single lump sum payment. Installment payments will be made as soon as administratively feasible after January 1 of each applicable Plan Year.

                           (iii)    Payments Following Death. If a Participant
dies after payment of his benefit from the In-Service Subaccount has begun, but before his entire In-Service Subaccount has been distributed, the remaining amount of his In-Service Subaccount balance will be distributed to the Participant's designated Beneficiary in the form of a single-sum payment.

                  (d) TERMINATION OF EMPLOYMENT. Notwithstanding anything herein to the contrary, if a Participant terminates employment prior to his Retirement Age, any In-Service Subaccount will be payable immediately in the form of a single lump sum payment. If a Participant terminates employment on or after his Retirement Age, (A) any In-Service Subaccount from which payments commenced prior to the Participant's termination of employment shall continue to be paid in accordance with the elections applicable to such subaccount, and (B) an In-Service Subaccount from which payments have not yet begun shall be transferred to the Participant's Retirement Subaccount and paid in accordance with the terms thereof.

         5.4      DISABILITY BENEFITS.

                  (a) GENERAL RULE CONCERNING PAYMENTS. If a Participant becomes Disabled, he will be entitled to begin receiving a distribution of the total of (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching, Make-Up ESOP and Make-Up Pension Contributions made since such Valuation Date; plus (iii) any accrued but uncredited earnings. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made or commenced at a later date due to delays in valuation, administration or any other procedure.

                  (b) TIMING OF DISTRIBUTION. The vested benefit payable to a Participant under this Section will commence to be distributed as soon as administratively feasible after the date the Participant becomes Disabled.

                  (c) FORM OF DISTRIBUTION. The benefit payable to a Participant under this Section will be paid in the form of a single lump sum payment, unless the Participant elects to receive annual installment payments, subject to the following terms and conditions:

                           (i)      Length of Installment Payments. The
installment payments will be made in substantially equal annual installments (adjusted for investment income between payments in the manner described in Section 3.9) over a period of not less than 2 years and not more than 15 years. The initial value of the obligation for the installment payments will be equal to the amount of the Participant's Account balance calculated in accordance with the terms of Section 5.4(a).

                           (ii)     Participant Election. A Participant will
designate and from time to time may redesignate the number of years over which such installment payments would be made if he were to become Disabled; provided, the Participant cannot redesignate the number of years after payments have begun. In the event a Participant fails to make an election regarding the number of annual installment payments he is to receive in the event of his Disability or makes an incomplete or insufficient election in some manner, his benefit will be payable in the form of annual installment payments over a period of 15 years. Installment payments will be made as soon as administratively feasible after January 1 of each applicable year.

                           (iii)    Payments Following Death. If a Participant
dies after payment of his benefit from the Plan has begun, but before his entire benefit has been distributed, the remaining amount of his Account balance will be distributed to the Participant's designated Beneficiary in the form of a single-sum payment.

         5.5      DEATH BENEFITS.

                  If a Participant dies before payment of his benefit from the Plan is made or commenced, the Beneficiary or Beneficiaries designated by such Participant in his latest beneficiary designation form filed with the Administrative Committee will be entitled to receive a distribution of the total of (i) the entire vested amount credited to such Participant's Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching, Make-Up ESOP and Make-Up Pension Contributions made since such Valuation Date; plus (iii) any accrued but uncredited earnings. For purposes of this Section, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made or commenced at a later date due to delays in valuation, administration or any other procedure. The benefit will be distributed to such Beneficiary or Beneficiaries, as soon as administratively feasible after 60 days following the date of the Participant's death, in the form of a single-sum payment in cash as prescribed in Section 5.8.

         5.6      CHANGE IN CONTROL.

                  Notwithstanding anything in Section 5.2 or 5.3 or any election made by the Participant to the contrary, any Participant who is deemed involved with a Change in Control (as described in Section 1.12) will receive an immediate distribution of his Account (or the remainder thereof) payable under Section 5.2(a) and Section 5.3(a) in the form of a single-sum payment. Unless the customary rules and elections under the Plan would provide for an earlier distribution date, such payment will be made as soon as administratively feasible after the 14-month period beginning on the date such Change in Control occurs; provided, such Participant may elect to delay payment of this benefit or change the form of benefit as long as such election is made during the 2-month period beginning on the date the Change in Control is deemed to occur.

         5.7      MANDATORY CASH-OUT.

                  Notwithstanding anything in Sections 5.2, 5.4, 5.5, or 5.6 to the contrary, any Participant whose Account as of the date his benefit is scheduled to be paid or commence to be paid is less than $25,000, or such other minimum amount as may be determined by the Administrative Committee in its sole discretion, such benefit will be paid in a single-sum payment.

         5.8      FORM OF ASSETS.

                  All distributions will be made in the form of cash in U.S. dollars.

         5.9      WITHDRAWALS.

                  (a) HARDSHIP WITHDRAWALS. Upon receipt of (i) an application for a hardship withdrawal from a Participant who has not yet received distribution of his entire Account and (ii) the Administrative Committee's decision, made in its sole discretion, that a Participant has suffered a Financial Hardship, the Administrative Committee will cause the Controlling Company to pay a distribution to such Participant. Such distribution will be paid in a single-sum payment, in cash as prescribed in
Section 5.8, as soon as administratively feasible after the Administrative Committee determines that the Participant has incurred a Financial Hardship. The amount of such single-sum payment will be limited to the vested amount of the Participant's Account that is reasonably necessary to meet the Participant's requirements resulting from the Financial Hardship. The amount of such distribution will reduce the Participant's Account balance as provided in
Section 3.8. In addition, the Participant receiving such distribution will immediately cease to make Deferral Contributions and will not be eligible to resume Deferral Contributions until the first day of the Plan Year beginning after the date of the distribution.

                  (b) IMMEDIATE CALL. Notwithstanding any other provision of this Article V to the contrary, a Participant may elect, at any time prior to the distribution of his entire Account, to withdraw all of the total of (i) the remaining vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching, Make-Up ESOP and Make-Up Pension Contributions made since such Valuation Date; plus (iii) any accrued but uncredited earnings. Such distribution will be made in the form of a single-sum payment in cash, as prescribed in Section 5.8, as soon as administratively feasible after the date of the Participant's election under this subsection (b). At the time such distribution is made, an amount equal to 10% of the amount otherwise distributable will be permanently and irrevocably forfeited. The forfeiture amount will be deducted from his distribution amount. In addition, the Participant receiving such distribution will immediately cease to make Deferral Contributions and will not be eligible to resume Deferral Contributions until the first day of the Plan Year coinciding with or immediately following the 1 year anniversary of such distribution.

         5.10     BENEFICIARY DESIGNATION.

                  (a) GENERAL. Participants will designate and from time to time may redesignate their Beneficiaries in such form and manner as the Administrative Committee may determine.

                  (b) NO DESIGNATION OR DESIGNEE DEAD OR MISSING. In the event that:

                           (1)      a Participant dies without designating a
primary or contingent Beneficiary;

                           (2)      none of the primary or contingent
Beneficiaries designated by a Participant survive the Participant by 60 days;
or

                           (3)      the Beneficiary designated by a Participant
cannot be located by the Administrative Committee within 1 year from the date benefits are to be paid to such person;

then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under the Plan will be the Participant's Surviving Spouse, if any, and if not, the estate of the Participant.

                  (c) MULTIPLE PRIMARY BENEFICIARIES. If a Participant names more than one primary Beneficiary and a primary Beneficiary does not survive the Participant by 60 days, the portion of the Participant's Account that would have been distributed to such primary Beneficiary will be distributed as elected by the Participant; provided, if the Participant fails to make such an election, the portion of his Account that would have been distributed to such primary Beneficiary will be distributed to the Participant's Surviving Spouse, if any, and if not, the estate of the Participant.

                  (d) FORFEITURE OF BENEFITS IN THE CASE OF MURDER OR MANSLAUGHTER. Notwithstanding anything to the contrary in the Plan, no distribution of benefits will be made under any provision of the Plan to any individual who is convicted of, or pleads guilty to, murder, felony murder or voluntary manslaughter of a Participant with respect to whom such distribution would otherwise be payable. For purposes of the Plan, any such individual will be deemed to have predeceased the Participant (and thus will not be considered a Beneficiary). The Administrative Committee may withhold distribution of benefits otherwise payable under the Plan for such period of time as is necessary or appropriate under the circumstances to make a determination with regard to the application of this subsection (d).

         5.11     OFFSET FOR OBLIGATIONS TO THE COMPANY.

                  Notwithstanding anything herein to the contrary, if a Participant or Beneficiary has any outstanding obligation to any Affiliate (whether or not such obligation is related to the Plan), the Administrative Committee may cause the Account balance of such Participant or Beneficiary to be reduced and offset by, and to be applied to satisfy, the amount of such obligation.

         5.12     TAXES.

                  If the whole or any part of any Participant's or Beneficiary's benefit hereunder will become subject to any estate, inheritance, income, employment or other tax which the Participating Company will be required to pay or withhold, the Participating Company will have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the account of the Participant or Beneficiary whose interests hereunder are so affected (including, without limitation, by reducing and offsetting the Participant's or Beneficiary's Account balance). Prior to making any payment, the Participating Company may require such releases or other documents from any lawful taxing authority as it deems necessary.

                                   ARTICLE VI
                                     CLAIMS


         6.1      INITIAL CLAIM.

                  Claims for benefits under the Plan may be filed with the Administrative Committee on forms or in such other written documents, as the Administrative Committee may prescribe. The Administrative Committee will furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed. In the event the claim is denied, the notice of the disposition of the claim will provide the specific reasons for the denial, citations of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

         6.2      APPEAL.

                  Any Participant or Beneficiary who has been denied a benefit will be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The claimant (or his duly authorized representative) may review pertinent documents related to the Plan in the Administrative Committee's possession in order to prepare the appeal. The request for review, together with written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in Section 6.1. The Administrative Committee's decision will be made within 60 days following the filing of the request for review. If unfavorable, the notice of the decision will explain the reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision. The Administrative Committee's decision or review shall be final and conclusive upon all persons interested therein, except to the extent otherwise provided by applicable law.

         6.3      SATISFACTION OF CLAIMS.

                  Any payment to a Participant or Beneficiary will to the extent thereof be in full satisfaction of all claims hereunder against the Administrative Committee and the Participating Companies, any of whom may require such Participant or Beneficiary, as a condition to such payment, to execute a receipt and release therefor in such form as will be determined by the Administrative Committee or the Participating Companies. If receipt and release is required but the Participant or Beneficiary (as applicable) does not provide such receipt and release in a timely enough manner to permit a timely distribution in accordance with the general timing of distribution provisions in the Plan, the payment of any affected distribution may be delayed until the Administrative Committee or the Participating Companies receive a proper receipt and release.

                                  ARTICLE VII
                             SOURCE OF FUNDS; TRUST


         7.1      SOURCE OF FUNDS.

                  Except as provided in this Section 7.1 and Section 7.2 (relating to the Trust), each Participating Company will provide the benefits described in the Plan from its general assets. However, to the extent that funds in such Trust allocable to the benefits payable under the Plan are sufficient, the Trust assets may be used to pay benefits under the Plan. If such Trust assets are not sufficient to pay all benefits due under the Plan, then the appropriate Participating Company will have the obligation, and the Participant or Beneficiary, who is due such benefits, will look to such Participating Company to provide such benefits. The Controlling Company intends to enter into a guaranty agreement to guarantee Plan Obligations owed by the respective Participating Companies to Plan Participants incurred during such time that the Controlling Company owned, directly or indirectly, in the aggregate a majority or the ownership interest in such Participating Company.

         7.2      TRUST.

                  (a) ESTABLISHMENT. To the extent determined by the Controlling Company, the Participating Companies will transfer the funds necessary to fund benefits accrued hereunder to the Trustee to be held and administered by the Trustee pursuant to the terms of the Trust Agreement. Except as otherwise provided in the Trust Agreement, each transfer into the Trust Fund will be irrevocable as long as a Participating Company has any liability or obligations under the Plan to pay benefits, such that the Trust property is in no way subject to use by the Participating Company; provided, it is the intent of the Controlling Company that the assets held by the Trust are and will remain at all times subject to the claims of the general creditors of the Participating Companies.

                  (b) DISTRIBUTIONS. Pursuant to the Trust Agreement, the Trustee will make payments to Plan Participants and Beneficiaries in accordance with a payment schedule provided by the Participating Company. The Participating Company will make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and will pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Participating Company.

                  (c) STATUS OF THE TRUST. No Participant or Beneficiary will have any interest in the assets held by the Trust or in the general assets of the Participating Companies other than as a general, unsecured creditor. Accordingly, a Participating Company will not grant a security interest in the assets held by the Trust in favor of the Participants, Beneficiaries or any creditor.

                  (d)      CHANGE IN CONTROL. Notwithstanding anything in this
Article VII to the contrary, in the event of a Change in Control, each of the Participating Companies with obligations to Participants (or their Beneficiaries) who are deemed involved with such Change in Control will immediately transfer to the Trustee an amount equal to the aggregate of all benefit amounts (determined as of the Valuation Date as of which the Change in Control occurs) of all such Participants and Beneficiaries for which such Participating Company is liable for payment in accordance with the terms of
Section 3.1(c). The funds so transferred will be held and administered by the Trustee pursuant to the terms of the Trust Agreement and the foregoing provisions of this Section 7.2.

                                  ARTICLE VIII
                            ADMINISTRATIVE COMMITTEE


         8.1      APPOINTMENT OF ADMINISTRATIVE COMMITTEE.

                  (a) ADMINISTRATIVE COMMITTEE. As of the Effective Date, the Board will appoint individuals to serve as members of the Administrative Committee. The Controlling Company will have the right to remove any member of such committee at any time. A member may resign at any time by written resignation delivered to the remaining members of the Administrative Committee (if any), and if none, to the Board. If a vacancy in the Administrative Committee should occur, a successor may be appointed by the Controlling Company, and the Controlling Company may appoint additional members. (See subsection (b) hereof regarding the specified persons who may act for the Controlling Company in naming committee members hereunder).

                  (b) APPOINTMENTS BY CONTROLLING COMPANY. The appointment and removal authority and responsibilities assigned to the Controlling Company in this Section 8.1 and Section 8.4(a) may be exercised at any time by either the Board or the individual(s) who are serving as member(s) of the Administrative Committee at such time; provided, if there is any dispute over any appointment or removal of a committee member, the Board will act to resolve such dispute. In making such appointments and removals, the Administrative Committee members will be acting on behalf of the Controlling Company and not in their capacity as plan fiduciaries.

         8.2      ADMINISTRATION GENERALLY.

                  The Plan will be administered by the Administrative Committee. The Administrative Committee may establish such policies and procedures as it deems helpful with respect to the operation and administration of the Plan. All administrative and investment decisions ultimately will be made by and will require the approval of the Administrative Committee, except as delegated by the Administrative Committee or the Plan pursuant to this
Article VIII.

         8.3      ORGANIZATION OF ADMINISTRATIVE COMMITTEE.

                  The Administrative Committee may elect a Chairman and a Secretary from among its members. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee, by formal action or through its practices, may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The Administrative Committee will act by majority vote.

         8.4      POWERS AND RESPONSIBILITY OF ADMINISTRATIVE COMMITTEE.

                  The Administrative Committee will have complete control of the administration of the Plan hereunder, with all powers necessary to accomplish that purpose, including (but not limited to) the following:

                  (a) to appoint and remove members of the Administrative Committee;

                  (b)      to appoint a Trustee hereunder;

                  (c) to construe the Plan and to determine all questions that will arise thereunder;

                  (d) to have all powers elsewhere herein conferred upon it;

                  (e) to decide all questions relating to the eligibility of employees to participate in the Plan;

                  (f) to determine the benefits of the Plan to which any Participant or Beneficiary may be entitled;

                  (g) to maintain and retain records relating to Participants and Beneficiaries;

                  (h) to prepare and furnish to Participants all information required under federal law or provisions of the Plan to be furnished to them;

                  (i) to provide directions to the Trustee with respect to methods of benefit payment, and all other matters where called for in the Plan or requested by the Trustee;

                  (j)      to engage assistants and professional advisors;

                  (k) to provide procedures for determination of claims for benefits;

                  (l) to amend the Plan at any time and from time to time as provided for in Section 9.1; and

                  (m) to delegate any recordkeeping or other administerial duties hereunder to any other person or third-party.

         8.5      RECORDS OF COMMITTEE.

                  (a) NOTICES AND DIRECTIONS. Any notice, direction, order, request, certification or instruction of the Administrative Committee to the Trustee will be in writing signed by a member of the Administrative Committee (or such other media or format to which the Administrative Committee and Trustee may agree). The Trustee and every other person will be entitled to rely conclusively upon any and all such proper notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and will act and be fully protected in acting in accordance with any such directions that are proper.

                  (b) RECORDS OF ADMINISTRATIVE COMMITTEE. All acts and determinations of the Administrative Committee will be duly recorded by its Secretary or under his supervision, and all such records, together with such other documents as may be necessary for the administration of the Plan, will be preserved in the custody of such Secretary.

         8.6      CONSTRUCTION OF THE PLAN.

                  The Administrative Committee will take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Administrative Committee, in its sole and full discretion, will interpret the Plan and will determine the questions arising in the administration, interpretation and application of the Plan. The Administrative Committee will endeavor to act, whether by general rules or by particular decisions, to treat all similarly-situations Participants uniformly, unless it otherwise deems necessary. The Administrative Committee will correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

         8.7      DIRECTION OF TRUSTEE.

                  The Administrative Committee will have the power to provide the Trustee with general investment policy guidelines and directions to assist the Trustee respecting investments made in compliance with, and pursuant to, the terms of the Plan.

         8.9      INDEMNIFICATION.

                  The Administrative Committee and each member of the Administrative Committee will be indemnified by the Participating Companies against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Participating Companies do not consent) and expenses, reasonably incurred by the Administrative Committee or him in connection with any action to which the committee or he may be a party (by reason of his service as a member of the Administrative Committee) except in relation to matters as to which the committee or he will be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification will be in addition to such other rights as the Administrative Committee or each Administrative Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder will be in addition to and not in lieu of any rights to indemnification to which the Administrative Committee or each Administrative Committee member may be entitled pursuant to the by-laws or other organizational rules of the Controlling Company. Service on the Administrative Committee will be deemed in partial fulfillment of an Administrative Committee member's function as an employee or officer of the Controlling Company or any Participating Company, if he serves in such other capacity as well.

                                   ARTICLE IX
                           AMENDMENT AND TERMINATION


         9.1      AMENDMENTS.

                  The Administrative Committee will have the right, in its sole discretion, to amend the Plan in whole or in part at any time and from time to time; provided, any amendment that may result in significantly increased expenses under the Plan must be approved by the Board. Any amendment will be in writing and executed by a duly authorized member of the Administrative Committee. An amendment to the Plan may modify its terms in any respect whatsoever, and may include, without limitation, a permanent or temporary freezing of the Plan such that the Plan will remain in effect with respect to existing Account balances without permitting any new contributions; provided, no such action may reduce the amount already credited to a Participant's Account without the affected Participant's written consent. All Participants and Beneficiaries will be bound by such amendment.

         9.2      TERMINATION OF PLAN.

                  The Controlling Company expects to continue the Plan but reserves the right to discontinue and terminate the Plan at any time, for any reason. Any action to terminate the Plan will be taken by the Board in the form of a written Plan amendment executed by a duly authorized officer of the Controlling Company. If the Plan is terminated, each Participant will become 100% vested in his Account which will be distributed in a single-sum as soon as practicable after the date the Plan is terminated. The amount of any such distribution will be determined as of the Valuation Date such termination distribution is to be processed. Such termination will be binding on all Participants and Beneficiaries.

         9.3 AUTHORIZATION AND DELEGATION TO THE ADMINISTRATIVE COMMITTEE AND CONTROLLING COMPANY.

                  Each Affiliate which is or hereafter becomes a Participating Company irrevocably authorizes and empowers the Administrative Committee and the Board to:

                  (a) amend or terminate the Plan without further action by the Participating Company as provided in Sections 9.1 and 9.3; and

                  (b) perform such other acts and do such other things as the Administrative Committee and the Board are expressly directly authorized or permitted to perform or do in the Plan.

                                   ARTICLE X
                                 MISCELLANEOUS


         10.1     TAXATION.

                  It is the intention of the Controlling Company that the benefits payable hereunder will not be deductible by the Participating Companies nor taxable for federal income tax purposes to Participants or Beneficiaries until such benefits are paid by the Participating Company, or the Trust, as the case may be, to such Participants or Beneficiaries. Each Participant will be taxed for purposes of the Federal Insurance Contributions Act ("FICA") as of the later of (i) the date that contributions are credited to the Participant's Accounts; and (ii) the date that such amounts become vested. When benefits are paid hereunder, it is the intention of the Controlling Company that they will be deductible by the Participating Companies under Code
Section 162.

         10.2     NO EMPLOYMENT CONTRACT.

                  Nothing herein contained is intended to be nor will be construed as constituting a contract or other arrangement between a Participating Company and any Participant to the effect that the Participant will be employed by the Participating Company for any specific period of time.

         10.3     HEADINGS.

                  The headings of the various articles and sections in the Plan are solely for convenience and will not be relied upon in construing any provisions hereof. Any reference to a section will refer to a section of the Plan unless specified otherwise.

         10.4     GENDER AND NUMBER.

                  Use of any gender in the Plan will be deemed to include all genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

         10.5     ASSIGNMENT OF BENEFITS.

                  The right of a Participant or his Beneficiary to receive payments under the Plan may not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished by creditors of such Participant or Beneficiary, except by will or by the laws of descent and distribution and then only to the extent permitted under the terms of the Plan.

         10.6     LEGALLY INCOMPETENT.

                  The Administrative Committee, in its sole discretion, may direct that payment to be made to an incompetent or disabled person, whether because of minority or mental or physical disability, be made instead to the guardian of such person or to the person having custody of such person, without further liability on the part of the Participating Company for the amount of such payment to the person on whose account such payment is made.

         10.7     GOVERNING LAW.

                  The Plan will be construed, administered and governed in all respects in accordance with applicable federal law (including ERISA) and, to the extent not preempted by federal law, in accordance with the laws of the State of North Carolina. If any provisions of this instrument will be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof will continue to be fully effective.

         10.8     EXCLUSIVE BENEFIT.

                  The benefits payable hereunder will be the exclusive benefit payable to any Participant under the Plan.


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         IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officer as of the Effective Date.


                                    RUDDICK CORPORATION

                                    By:      /s/ John B. Woodlief

                                    Title: Vice President - Finance and
                                           Chief Financial Officer


                                      33
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                                   EXHIBIT A

                            PARTICIPATING COMPANIES
                               (See Section 1.33)


COMPANY NAMES                                EFFECTIVE DATE

American and Efird, Inc.                     August 16, 2002
Harris Teeter, Inc.                          August 16, 2002


                                      A-1